Exhibit 10.6
AMENDMENT NUMBER ONE
TO
CREDIT AGREEMENT
     This Amendment Number One to Credit Agreement (“Amendment”) is entered into as of April 30, 2007, by and among WELLS FARGO FOOTHILL, INC., a California corporation, as Agent (the “Agent”) for the Lenders set forth in the signature pages hereof (the “Lenders”) and the Lenders, on the one hand, and BOOKHAM, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”):
     A. Agent, Lenders and Borrowers have previously entered into that certain Credit Agreement, dated as of August 2, 2006 (as amended, supplemented, amended and restated, or otherwise modified, the “Agreement”).
     B. Borrowers, Agent and Lenders desire to amend the Agreement as provided for and on the conditions herein.
     NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:
     DEFINED TERMS. All initially capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Agreement.
     AMENDMENT.
          Section 4.8(b) of the Agreement, is hereby amended to read as follows:
          “(b) Set forth on Schedule 4.8(b) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 5.16, or changes to Parent’s capital structure that are not otherwise prohibited under the Loan Documents), is a complete and accurate description of the authorized capital Stock of Parent, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 4.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of Parent’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument, except for the issuance of Series B Preferred Stock, or options, warrants, and restricted stock granted to employees, management, and directors in the ordinary course of Parent’s business as in effect on the Closing Date so long as the granting of such options, warrants or restricted stock (x) does not result in a Change of Control and (y) is not otherwise prohibited hereunder. Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock, except for certain cash payments with respect to the warrants issued on March 22, 2007, to the investors who purchased the Stock issued by Parent on or about the same date (the “2007 Warrants”), in connection with a Major Transaction (as such term is defined in the 2007 Warrants). The foregoing sentence is not intended as the Lender Group’s consent to any cash payments with respect to the 2007 Warrants.”
          Schedule 4.8(b) to the Agreement is hereby replaced with the Schedule 4.8(b) attached hereto and made a part hereof by this reference.
     REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof.

     NO DEFAULTS. Borrowers hereby affirms to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.
     CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment.
     COSTS AND EXPENSES. Borrowers shall pay to Agent, in accordance with the requirements of the Credit Agreement, all of Agent’s out-of-pocket costs and reasonable expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.
     LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.
     COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.
* * * * *
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO FOOTHILL, INC., a California corporation
By:
Name:
Title:

BOOKHAM, INC., a Delaware corporation, as Parent
By:
	Name:	Steve Abely
	Title:	Chief Financial Officer

BOOKHAM TECHNOLOGY PLC, a limited liability company incorporated under the laws of England and Wales, as a Borrower
By:
	Name:	Steve Abely
	Title:	Director

NEW FOCUS, INC., a Delaware corporation, as a Borrower
By:
	Name:	Steve Abely
	Title:	President

BOOKHAM (US), INC., a Delaware corporation, as a Borrower
By:
	Name:	Steve Abely
	Title:	President